UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

FREMONT MICHIGAN INSURACORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	000-50926	421609947
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

933 East Main Street

Fremont, Michigan 49412

(Address of Principal Executive Offices) (Zip Code)

231-924-0300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 18, 2011, Fremont Michigan InsuraCorp, Inc., a Michigan corporation (“Fremont”) and Auto Club Insurance Association (“ACIA”) announced that ACIA and a wholly owned subsidiary of ACIA entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 15, 2011 (the “Merger”). A copy of the joint press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements contained herein (other than statements of historical facts) are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty that are, in many instances, beyond the company’s control and have been made based upon management’s expectations and beliefs concerning future developments and their potential effect on Fremont. For a list of factors which could affect Fremont’s results, see Fremont’s filings with the Securities and Exchange Commission, including “Item 1A. Risk Factors,” set forth in Fremont’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2010. There can be no assurance that future developments will be in accordance with management’s expectations so that the effect of future developments on Fremont will be those anticipated by management. Factors that might cause such a difference include, without limitation, the possibility that the closing does not occur or is delayed, either due to the failure of closing conditions, including approval of the Company’s shareholders, the failure to obtain required regulatory approvals, or other reasons. Other factors not currently anticipated by management may also materially and adversely affect the closing of the merger transaction. Fremont does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Additional Information

Fremont intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the Merger. The definitive proxy statement will be sent or given to the shareholders of Fremont. INVESTORS AND SHAREHOLDERS OF FREMONT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

Investors and shareholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s website at www.sec.gov or at Fremont’s website at www.Fremont.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Fremont by directing such request to Investor Relations, 933 East Main Street, Fremont, Michigan 49412, Telephone: (231) 924-0300.

Fremont, ACIA and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Fremont’s shareholders in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Fremont Michigan InsuraCorp, Inc. and Auto Club Insurance Association., dated April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Dated: April 18, 2011	By:	/s/ Kevin Kaastra
Kevin Kaastra, Vice President of Finance

3